Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, David Eikenberg, President and Chief Executive Officer of RBC Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 12, 2024	/s/ David Eikenberg
David Eikenberg, President and Chief Executive Officer (principal executive officer)

I, Kathleen A. Hegna, Treasurer and Chief Financial Officer of RBC Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 12, 2024	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer (principal financial officer)